UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 26, 2005
Date of Report (Date of earliest event reported)
CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 26, 2005, Cytokinetics, Incorporated issued a press release announcing its results for the third quarter ended September 30, 2005. A copy of the press release has been furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
     The information in this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any registration statement or other document filed or furnished pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such document.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated October 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

/s/ James H. Sabry

James H. Sabry
President and Chief Executive Officer
Date: October 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 26, 2005